UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 31, 2006

Fog Cutter Capital Group Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	0-23911	52-2081138
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1410 SW Jefferson Street, Portland, OR 97201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (503) 721-6500

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 31, 2006, Fog Cutter Capital Group Inc. (OTC: FCCG.PK)  issued an earnings release announcing the results of operations and financial condition for the year ended December 31, 2005.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibit is filed as part of this report:

99                                    Press Release Dated March 31, 2006 – “Fog Cutter Capital Group Inc. Reports 2005 Operating Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, Fog Cutter Capital Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2006

FOG CUTTER CAPITAL GROUP INC.

By:	/s/ R. Scott Stevenson
R. Scott Stevenson
Senior Vice President and Chief
Financial Officer

Exhibit Index

Exhibit
Number	Description

99	Press Release Dated March 31, 2006 — “Fog Cutter Capital Group Inc. Reports 2005 Operating Results”